EXHIBIT 10.3

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of April, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”), as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

3.          PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.          PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase; Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a) of the Purchase Agreement:

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the

General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-6

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-6

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39227100, Sequoia Mortgage Trust 2013-6 Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-6” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of
Wilmington Savings Fund Society, FSB,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2013-6)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator Name	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000383	0.002500			Prime Lending		10000008905	1	1	0
2	1000383	0.002500			Prime Lending		10000008213	1	1	0
3	1000383	0.002500			Prime Lending		10000008405	1	1	0
4	1000383	0.002500			Prime Lending		10000008753	1	1	0
5	1000383	0.002500			Prime Lending		10000008215	1	1	0
6	1000383	0.002500			Prime Lending		10000008082	1	1	0
7	1000383	0.002500			Prime Lending		10000008761	1	1	0
8	1000383	0.002500			Prime Lending		10000007878	1	1	0
9	1000383	0.002500			Prime Lending		10000009058	1	1	0
10	1000383	0.002500			Prime Lending		10000008048	1	1	0
11	1000383	0.002500			Prime Lending		10000008565	1	1	0
12	1000383	0.002500			Prime Lending		10000008720	1	1	0
13	1000383	0.002500			Prime Lending		10000009436	1	1	0
14	1000383	0.002500			Prime Lending		10000008298	1	1	0
15	1000383	0.002500			Prime Lending		10000008795	1	1	0
16	1000383	0.002500			Prime Lending		10000008316	1	1	0
17	1000383	0.002500			Prime Lending		10000007768	1	1	0
18	1000383	0.002500			Prime Lending		10000010040	1	1	0
19	1000383	0.002500			Prime Lending		10000009297	1	1	0
20	1000383	0.002500			Prime Lending		10000008759	1	1	0
21	1000383	0.002500			Prime Lending		10000008990	1	1	0
22	1000383	0.002500			Prime Lending		10000009333	1	1	0
23	1000383	0.002500			Prime Lending		10000008792	1	1	0
24	1000383	0.002500			Prime Lending		10000009683	1	1	0
25	1000383	0.002500			Prime Lending		10000008250	1	1	0
26	1000383	0.002500			Prime Lending		10000009439	1	1	0
27	1000383	0.002500			Prime Lending		1050008096	1	1	0
28	1000383	0.002500			Prime Lending		10000008456	1	1	0
29	1000383	0.002500			Prime Lending		10000007757	1	1	0
30	1000383	0.002500			Prime Lending		10000008067	1	1	0
31	1000383	0.002500			Prime Lending		10000007892	1	1	0
32	1000383	0.002500			Prime Lending		10000008153	1	1	0
33	1000383	0.002500			Prime Lending		10000008812	1	1	0
34	1000383	0.002500			Prime Lending		10000009626	1	1	0
35	1000383	0.002500			Prime Lending		10000007477	1	1	0
36	1000383	0.002500			Prime Lending		10000007579	1	1	0
37	1000383	0.002500			Prime Lending		10000009003	1	1	0
38	1000383	0.002500			Prime Lending		10000009831	1	1	0
39	1000383	0.002500			Prime Lending		10000008349	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	7						1	0	0
2	9						1	4	0
3	7						1	0	0
4	7						1	0	0
5	9						1	4	0
6	7						1	4	0
7	7						1	4	0
8	7						1	4	0
9	3						1	4	0
10	9						1	1	0
11	9						1	0	0
12	3						1	4	0
13	7						1	4	0
14	9						1	4	0
15	9						1	4	0
16	3						1	4	0
17	9						1	0	0
18	7						1	0	0
19	9						1	4	0
20	7						1	4	0
21	7						1	0	0
22	9						1	4	0
23	7						1	4	0
24	7						1	4	0
25	9						1	4	0
26	3						1	4	0
27	7						1	0	0
28	7						1	0	0
29	9						1	4	0
30	9						1	0	0
31	3						1	0	0
32	9						1	0	0
33	9						1	0	0
34	7						1	0	0
35	7						1	0	0
36	9						1	4	0
37	3						1	0	0
38	3						1	0	0
39	9						1	0	0

	21	22	23	24	25	26	27	28	29	30	31
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1			0.00		20130308	544000.00	0.038750	360	360	20130501	1
2			0.00		20130304	940000.00	0.038750	360	360	20130501	1
3			0.00		20130306	800000.00	0.035000	360	360	20130501	1
4			0.00		20130307	727200.00	0.037500	360	360	20130501	1
5			73500.00		20130306	750000.00	0.038750	360	360	20130501	1
6			0.00		20130304	580000.00	0.038750	360	360	20130501	1
7			0.00		20130306	926000.00	0.040000	360	360	20130501	1
8			0.00		20130306	572000.00	0.037500	360	360	20130501	1
9			0.00		20130301	539000.00	0.040000	360	360	20130501	1
10			0.00		20130304	800000.00	0.038750	360	360	20130401	1
11			0.00		20130308	802500.00	0.038750	360	360	20130501	1
12			0.00		20130315	700000.00	0.037500	360	360	20130501	1
13			0.00		20130228	752000.00	0.038750	360	360	20130401	1
14			0.00		20130306	700000.00	0.038750	360	360	20130501	1
15			0.00		20130308	1242500.00	0.036250	360	360	20130501	1
16			0.00		20130307	468000.00	0.037500	360	360	20130501	1
17			750000.00		20130225	1120000.00	0.037500	360	360	20130401	1
18			0.00		20130315	813750.00	0.038750	360	360	20130501	1
19			0.00		20130301	690000.00	0.037500	360	360	20130401	1
20			0.00		20130308	440000.00	0.036250	360	360	20130501	1
21			0.00		20130308	920000.00	0.041250	360	360	20130501	1
22			0.00		20130311	560000.00	0.038750	360	360	20130501	1
23			0.00		20130301	671250.00	0.038750	360	360	20130501	1
24			0.00		20130320	650000.00	0.036250	360	360	20130501	1
25			0.00		20130305	548000.00	0.041250	360	360	20130501	1
26			0.00		20130305	637000.00	0.036250	360	360	20130501	1
27			0.00		20121129	651000.00	0.036250	360	360	20130101	1
28			0.00		20130301	636000.00	0.036250	360	360	20130501	1
29			0.00		20130313	482000.00	0.040000	360	360	20130501	1
30			0.00		20130308	1090000.00	0.038750	360	360	20130501	1
31			100000.00		20130308	712000.00	0.038750	360	360	20130501	1
32			0.00		20130305	1040000.00	0.038750	360	360	20130501	1
33			0.00		20130306	840000.00	0.040000	360	360	20130501	1
34			0.00		20130312	848000.00	0.046250	360	360	20130501	1
35			0.00		20130313	583200.00	0.040000	360	360	20130501	1
36			0.00		20130313	506000.00	0.037500	360	360	20130501	1
37			0.00		20130228	835000.00	0.037500	360	360	20130401	1
38			0.00		20130311	695000.00	0.037500	360	360	20130501	1
39			0.00		20130228	525000.00	0.037500	360	360	20130401	1

	32	33	34	35	36	37	38	39	40	41	42
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin
1	0	0		544000.00	0.038750	2558.09	20130401	0	0
2	0	0		940000.00	0.038750	4420.23	20130401	0	0
3	0	0		800000.00	0.035000	3592.36	20130401	0	0
4	0	0		727200.00	0.037500	3367.78	20130401	0	0
5	0	0		750000.00	0.038750	3526.78	20130401	0	0
6	0	0		580000.00	0.038750	2727.38	20130401	0	0
7	0	0		926000.00	0.040000	4420.87	20130401	0	0
8	0	0		572000.00	0.037500	2649.02	20130401	0	0
9	0	0		539000.00	0.040000	2573.27	20130401	0	0
10	0	0		798821.43	0.038750	3761.90	20130401	0	0
11	0	0		802500.00	0.038750	3773.65	20130401	0	0
12	0	0		700000.00	0.037500	3241.81	20130401	0	0
13	0	0		750892.15	0.038750	3536.18	20130401	0	0
14	0	0		700000.00	0.038750	3291.66	20130401	0	0
15	0	0		1242500.00	0.036250	5666.44	20130401	0	0
16	0	0		468000.00	0.037500	2167.38	20130401	0	0
17	0	0		1118313.11	0.037500	5186.89	20130401	0	0
18	0	0		813750.00	0.038750	3826.55	20130401	0	0
19	0	0		688960.75	0.037500	3195.50	20130401	0	0
20	0	0		440000.00	0.036250	2006.63	20130401	0	0
21	0	0		920000.00	0.041250	4458.78	20130401	0	0
22	0	0		560000.00	0.038750	2633.33	20130401	0	0
23	0	0		671250.00	0.038750	3156.47	20130401	0	0
24	0	0		650000.00	0.036250	2964.33	20130401	0	0
25	0	0		548000.00	0.041250	2655.88	20130401	0	0
26	0	0		637000.00	0.036250	2905.05	20130401	0	0
27	0	0		646972.48	0.036250	2968.89	20130401	0	0
28	0	0		636000.00	0.036250	2900.49	20130401	0	0
29	0	0		482000.00	0.040000	2301.14	20130401	0	0
30	0	0		1090000.00	0.038750	5125.58	20130401	0	0
31	0	0		712000.00	0.038750	3348.09	20130401	0	0
32	0	0		1040000.00	0.038750	4890.47	20130401	0	0
33	0	0		840000.00	0.040000	4010.29	20130401	0	0
34	0	0		848000.00	0.046250	4359.90	20130401	0	0
35	0	0		583200.00	0.040000	2784.29	20130401	0	0
36	0	0		506000.00	0.037500	2343.36	20130401	0	0
37	0	0		833742.36	0.037500	3867.02	20130401	0	0
38	0	0		695000.00	0.037500	3218.65	20130401	0	0
39	0	0		524209.27	0.037500	2431.36	20130401	0	0

	43	44	45	46	47	48	49	50	51	52	53
	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39

	54	55	56	57	58	59	60	61	62	63	64
	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39

	65	66	67	68	69	70	71	72	73	74	75
	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower
1				0		325	1		0		3.25
2				0		240	1		1		18
3				0		249	2		0		23
4				0		330	1		0		5.75
5				0		521	1		0		7.75
6				0		267	2		0		15.5
7				0		519	2		0		16
8				0		342	1		0		0.5
9				0		324	1		1		11.5
10				0		352	1		0		22
11				0		187	1		1		0
12				0		159	2		0		2
13				0		152	3		1		30
14				0		210	1		0		2.75
15				0		306	1		0		3
16				0		105	1		0		0
17				0		435	1		0		0.25
18				0		470	1		1		5
19				0		43	1		0		6.75
20				0		276	1		0		5.75
21				0		405	3		0		25
22				0		410	1		0		15
23				0		12	1		0		0
24				0		263	2		0		19
25				0		337	1		0		9.75
26				0		162	1		1		6
27				0		117	2		0		11
28				0		237	1		0		13.5
29				0		52	2		0		24
30				0		226	1		0		4
31				0		25	1		0		6
32				0		438	1		0		20
33				0		418	1		0		20
34				0		461	1		0		17
35				0		149	1		0		15.5
36				0		333	2		0		1
37				0		304	2		0		1.5
38				0		351	3		0		1.25
39				0		546	1		0		2.25

	76	77	78	79	80	81	82	83	84	85	86
	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO
1		0	1								771
2		6	1								740
3		0	1								788
4		0	1								805
5		1.25	1								727
6	23.5	0	1								776
7		0	1								778
8		0	1								782
9		11	1								796
10		11.5	1								760
11	7.5	7.5	1								783
12		9	1								764
13		0	1								796
14		2.75	1								813
15	3	3.25	1								720
16		5.25	1								748
17		14	1								789
18		0	1								799
19		37.25	1								794
20		0	1								770
21		0	1								775
22		6	1								798
23		0	1								785
24	29	0	1								759
25	0	9.5	1								786
26		13.5	1								802
27		0	1								789
28		0	1								777
29	18.25	0	1								719
30		0.75	1								757
31	5	7	1								779
32	19.25	1	1								794
33	5	6	1								788
34		0	1								731
35	15.5	0	1								797
36		16	1								745
37	1.5	12	1								792
38		26	1								758
39		1.5	1								732

	87	88	89	90	91	92	93	94	95	96	97	98
	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History
1												000000000000
2												000000000000
3												000000000000
4												000000000000
5												000000000000
6												000000000000
7												000000000000
8												000000000000
9												000000000000
10												000000000000
11												000000000000
12												000000000000
13												000000000000
14												000000000000
15												000000000000
16												000000000000
17												000000000000
18												000000000000
19												000000000000
20												000000000000
21												000000000000
22												000000000000
23												000000000000
24												000000000000
25												000000000000
26												000000000000
27												000000000000
28												000000000000
29												000000000000
30												000000000000
31												000000000000
32												000000000000
33												000000000000
34												000000000000
35												000000000000
36												000000000000
37												000000000000
38												000000000000
39												000000000000

	99	100	101	102	103	104	105	106	107	108	109
	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification
1			9374.00	0.00	0.00	5685.00	9374.00	15059.00	1	5
2			18319.05	0.00	0.00	0.00	18319.05	18319.05	1	5
3			31240.39		0.00		31240.39	31240.39	1	5
4			7708.33		4865.69		7708.33	12574.02	1	5
5			16666.66	0.00	48622.55	0.00	16666.66	65289.21	1	5
6			17083.33	3704.87	0.00	0.00	20788.20	20788.20	1	5
7			12500.00		30733.99		12500.00	43233.99	1	5
8			13333.34		1315.92		13333.34	14649.26	1	5
9			19166.66		0.00		19166.66	19166.66	1	5
10			62500.00	0.00	0.00	0.00	62500.00	62500.00	1	5
11			0.00	13000.00	0.00	19793.83	13000.00	32793.83	1	5
12			35000.00	0.00	0.00	0.00	35000.00	35000.00	1	5
13			24257.08		0.00		24257.08	24257.08	1	5
14			15000.00		0.00		15000.00	15000.00	1	5
15			10833.33	12000.00	0.00	0.00	22833.33	22833.33	1	5
16			5276.72	6288.08	0.00	0.00	11564.80	11564.80	1	5
17			33333.33	0.00	0.00	0.00	33333.33	33333.33	1	5
18			20456.58		0.00		20456.58	20456.58	1	5
19			8581.93		0.00		8581.93	8581.93	1	5
20			22500.01		0.00		22500.01	22500.01	1	5
21			17818.67		11523.41		17818.67	29342.08	1	5
22			8901.20		0.00		8901.20	8901.20	1	5
23			940.75	2145.70	1583.50	5230.04	3086.45	9899.99	1	5
24			14041.67	11518.43	0.00	0.00	25560.10	25560.10	1	5
25			25910.24	0.00	1723.18	0.00	25910.24	27633.42	1	5
26			18557.87	0.00	0.00	0.00	18557.87	18557.87	1	5
27			18916.67	0.00	28603.75	0.00	18916.67	47520.42	1	5
28			14166.67		0.00		14166.67	14166.67	1	5
29			7233.55	5668.50	0.00	0.00	12902.05	12902.05	1	5
30			22021.00		0.00		22021.00	22021.00	1	5
31			13426.68	3625.01	0.00	0.00	17051.69	17051.69	1	5
32			25833.33	4796.00	0.00	0.00	30629.33	30629.33	1	5
33			13000.00	2782.87	0.00	0.00	15782.87	15782.87	1	5
34			14972.75	0.00	1169.34	0.00	14972.75	16142.09	1	5
35			6560.67	2548.00	0.00	0.00	9108.67	9108.67	1	5
36			20974.98	0.00	0.00	0.00	20974.98	20974.98	1	5
37			17655.73	17678.27	0.00	0.00	35334.00	35334.00	1	5
38			10729.18		425.09		10729.18	11154.27	1	5
39			18750.00		0.00		18750.00	18750.00	1	5

	110	111	112	113	114	115	116	117	118
	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method
1	3		4		25157.24	4847.34	0.321890
2	3		4		140042.43	8859.94	0.483646
3	3		4		614403.62	9737.79	0.311705
4	3		4		175321.58	5019.86	0.399225
5	3		4		284128.49	5318.46	0.081460
6	3		4		59347.33	8249.44	0.396833
7	3		4		227049.99	10514.98	0.243211
8	3		4		263135.01	3485.59	0.237936
9	3		4		227875.48	5169.59	0.269718
10	3		4		108489.71	14404.25	0.230468
11	3		4		206400.58	5970.87	0.182073
12	3		4		710104.16	10962.00	0.313200
13	3		4		582627.46	8858.66	0.365199
14	3		4		237112.12	5073.92	0.338261
15	3		4		476830.86	8704.66	0.381226
16	3		4		21732.35	4269.57	0.369187
17	3		4		802937.46	11216.50	0.336495
18	3		4		119327.12	5875.07	0.287197
19	3		4		26387.26	3574.50	0.416515
20	3		4		60535.14	4733.42	0.210374
21	3		4		197018.24	12462.61	0.424735
22	3		4		122508.87	3931.91	0.441728
23	3		4		63627.94	4237.87	0.428068
24	3		4		145629.31	7662.51	0.299784
25	3		4		814571.31	4694.45	0.169883
26	3		4		192389.45	4727.60	0.254749
27	3		4		192504.72	12434.34	0.261663
28	3		4		86361.29	4352.67	0.307247
29	3		4		137364.88	5379.10	0.416918
30	3		4		108602.25	9415.10	0.427551
31	3		4		55183.78	6140.79	0.360128
32	3		4		151671.37	9653.20	0.315162
33	3		4		43586.54	5839.82	0.370010
34	3		4		287836.48	6348.18	0.393269
35	3		4		66890.65	3864.42	0.424257
36	3		4		1898889.69	5643.91	0.269078
37	3		4		201328.10	12359.87	0.349801
38	3		4		510016.00	5694.83	0.510552
39	3		4		137165.34	4922.21	0.262518

	119	120	121	122	123	124	125	126	127	128
	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	100.000000	DALLAS	TX	75205	12	1	680000.00	685000.00	3	20130211
2		SAN ANTONIO	TX	78258	7	1		1175000.00	3	20130124
3	100.000000	SAN ANTONIO	TX	78257	7	1	1275000.00	1300000.00	3	20130212
4	100.000000	ALAMO HEIGHTS	TX	78209	1	1	909000.00	940000.00	3	20130211
5		PARADISE VALLEY	AZ	85253	1	1		1200000.00	3	20130123
6	100.000000	CEDAR PARK	TX	78613	7	1	725000.00	726000.00	3	20130208
7	100.000000	PONTE VEDRA BEACH	FL	32082	7	1	1157500.00	1165000.00	3	20130128
8	100.000000	HOUSTON	TX	77055	1	1	724938.00	730000.00	3	20130213
9		DALLAS	TX	75225	1	1		780000.00	3	20130211
10		BLOOMFIELD	CT	06002	7	1		1000000.00	3	20130123
11		UNIVERSITY PARK	TX	75225	1	1		1070000.00	3	20130213
12		COCKEYSVILLE	MD	21030	1	1		2150000.00	3	20130211
13	100.000000	ANNAPOLIS	MD	21403	7	1	940000.00	950000.00	3	20130214
14		VIRGINIA BEACH	VA	23451	1	1		875000.00	3	20130129
15		WEST LAKE HILLS	TX	78746	1	1		1775000.00	3	20130206
16		LEWES	DE	19958	7	1		950000.00	3	20130202
17		LOS ANGELES	CA	90004	1	1		3000000.00	3	20130124
18	100.000000	PASADENA	CA	91107	1	1	1085000.00	1085000.00	3	20130223
19		SAN DIEGO	CA	92103	1	1		1000000.00	3	20130215
20	100.000000	SOUTH BEND	IN	46614	1	1	550000.00	570000.00	3	20130212
21	100.000000	COTO DE CAZA	CA	92679	7	1	1150000.00	1150000.00	3	20130213
22		WINCHESTER	VA	22603	1	1		700000.00	3	20130211
23	100.000000	LONGBOAT	FL	34228	7	1	895000.00	925000.00	3	20130207
24	100.000000	LEESBURG	VA	20176	6	1	1150000.00	1150000.00	3	20130220
25		LEWISVILLE	NC	27023	7	1		685000.00	3	20130104
26		ST MICHAELS	MD	21663	1	1		1557000.00	3	20130206
27	100.000000	Southlake	TX	76092	7	1	978000.00	930000.00	3	20121107
28	100.000000	SAN CLEMENTE	CA	92673	7	1	795000.00	800000.00	3	20130204
29		MOULTONBOROUGH	NH	03254	1	2		781000.00	3	20121228
30		WESTON	MA	02493	1	1		1675000.00	3	20130130
31		WESTON	MA	02493	1	1		1250000.00	3	20130129
32		LOS ANGELES	CA	90069	1	1		1550000.00	3	20130122
33		OAK PARK	CA	91377	7	1		1070000.00	3	20130213
34	100.000000	ESCONDIDO	CA	92026	7	1	1060000.00	1100000.00	3	20130225
35	100.000000	SAN DIEGO	CA	92131	6	1	729000.00	745000.00	3	20121214
36		MORRISON	CO	80465	7	1		945000.00	3	20130121
37		UNIVERSITY PARK	TX	75205	1	1		1257500.00	3	20130205
38		DALLAS	TX	75225	1	1		1355000.00	3	20130213
39		HOUSTON	TX	77030	1	1		825000.00	3	20130206

	129	130	131	132	133	134	135	136	137	138	139
	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1								0.800000	0.800000	0	0
2								0.800000	0.800000	0	0
3								0.627400	0.627400	0	0
4								0.800000	0.800000	0	0
5								0.686200	0.625000	0	0
6								0.800000	0.800000	0	0
7								0.800000	0.800000	0	0
8								0.789000	0.789000	0	0
9								0.691000	0.691000	0	0
10								0.800000	0.800000	0	0
11								0.750000	0.750000	0	0
12								0.325500	0.325500	0	0
13								0.800000	0.800000	0	0
14								0.800000	0.800000	0	0
15								0.700000	0.700000	0	0
16								0.492600	0.492600	0	0
17								0.623300	0.373300	0	0
18								0.750000	0.750000	0	0
19								0.690000	0.690000	0	0
20								0.800000	0.800000	0	0
21								0.800000	0.800000	0	0
22								0.800000	0.800000	0	0
23								0.750000	0.750000	0	0
24								0.565200	0.565200	0	0
25								0.800000	0.800000	0	0
26								0.409100	0.409100	0	0
27								0.700000	0.700000	0	0
28								0.800000	0.800000	0	0
29								0.617100	0.617100	0	0
30								0.650700	0.650700	0	0
31								0.649600	0.569600	0	0
32								0.670900	0.670900	0	0
33								0.785000	0.785000	0	0
34								0.800000	0.800000	0	0
35								0.800000	0.800000	0	0
36								0.535400	0.535400	0	0
37								0.664000	0.664000	0	0
38								0.512900	0.512900	0	0
39								0.636300	0.636300	0	0

	140	141	142	143	144	145	146	147	148	149	150	151	152
	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0

	153	154	155	156	157	158	159	160	161	162	163
	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date
1								22		0	20430401
2								18		0	20430401
3								23		0	20430401
4								15		0	20430401
5								12		73500	20430401
6								23	26	0	20430401
7								16		0	20430401
8								12		0	20430401
9								18		0	20430401
10								22		0	20430301
11								0	7.5	0	20430401
12								22		0	20430401
13								30		0	20430301
14								10		0	20430401
15								5	5	0	20430401
16								0		0	20430401
17								20		671289	20430301
18								11		0	20430401
19								7		0	20430301
20								5.75		0	20430401
21								25		0	20430401
22								15		0	20430401
23								0		0	20430401
24								32	29	0	20430401
25								37	0	0	20430401
26								6		0	20430401
27								20		0	20421201
28								13.5		0	20430401
29								34	18.25	0	20430401
30								10		0	20430401
31								20	11	71827	20430401
32								20	20	0	20430401
33								20	18	0	20430401
34								17		0	20430401
35								16	16	0	20430401
36								45		0	20430401
37								18	18	0	20430301
38								35		0	20430401
39								14		0	20430301

	164	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	9374	0	0	0	0	5685	Full	Two Years	Two Months
2	18319.05	0	0	0	0	0	Full	Two Years	Two Months
3	31240.39	0	0	0	0	0	Full	Two Years	Two Months
4	7708.33	1164.98	0	0	0	0	Full	Two Years	Two Months
5	16666.66	48622.55	0	0	0	0	Full	Two Years	Two Months
6	17083.33	0	0	3704.87	0	0	Full	Two Years	Two Months
7	12500	30733.99	0	0	0	0	Full	Two Years	Two Months
8	13333.34	0	0	0	0	0	Full	Two Years	Two Months
9	19166.66	0	0	0	0	0	Full	Two Years	Two Months
10	62500	0	0	0	0	0	Full	Two Years	Two Months
11	0	0	0	13000	19793.83	0	Full	Two Years	Two Months
12	35000	0	0	0	0	0	Full	Two Years	Two Months
13	24257.08	0	0	0	0	0	Full	Two Years	Two Months
14	15000	0	0	0	0	0	Full	Two Years	Two Months
15	10833.33	0	0	12000	0	0	Full	Two Years	Two Months
16	5276.72	0	0	6288.08	0	0	Full	Two Years	Two Months
17	33333.33	0	0	0	0	0	Full	Two Years	Two Months
18	20456.58	0	0	0	0	0	Full	Two Years	Two Months
19	8581.93	0	0	0	0	0	Full	Two Years	Two Months
20	22500.01	0	0	0	0	0	Full	Two Years	Two Months
21	17818.67	11523.41	0	0	0	0	Full	Two Years	Two Months
22	8901.2	0	0	0	0	0	Full	Two Years	Two Months
23	940.75	0	0	2145.7	0	0	Full	Two Years	Two Months
24	14041.67	0	0	11518.43	0	0	Full	Two Years	Two Months
25	25910.24	1723.18	0	0	0	0	Full	Two Years	Two Months
26	18557.87	0	0	0	0	0	Full	Two Years	Two Months
27	18916.67	28603.75	0	0	0	0	Full	Two Years	Two Months
28	14166.67	0	0	0	0	0	Full	Two Years	Two Months
29	7233.55	0	0	5668.5	0	0	Full	Two Years	Two Months
30	22021	0	0	0	0	0	Full	Two Years	Two Months
31	13426.68	0	0	3625.01	0	0	Full	Two Years	Two Months
32	25833.33	0	0	4796	0	0	Full	Two Years	Two Months
33	13000	0	0	2782.87	0	0	Full	Two Years	Two Months
34	14972.75	1169.34	0	0	0	0	Full	Two Years	Two Months
35	6560.67	0	0	2548	0	0	Full	Two Years	Two Months
36	20974.98	0	0	0	0	0	Full	Two Years	Two Months
37	17655.73	0	0	17678.27	0	0	Full	Two Years	Two Months
38	10729.18	425.09	0	0	0	0	Full	Two Years	Two Months
39	18750	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.9.